PRESS RELEASE FOR IMMEDIATE RELEASE September 3, 2024 Five Star Bancorp opens San Francisco office, bringing personalized, concierge banking services to the San Francisco Bay Area Five Star Bank is committed to restoring high-tech, high-touch banking in the San Francisco Bay Area RANCHO CORDOVA, Calif., September 3, 2024 (GLOBE NEWSWIRE) Five Star Bancorp (Nasdaq: FSBC) (“Five Star” or the “Company”), a holding company that operates through its wholly owned banking subsidiary, Five Star Bank, today opened its first full-service office in San Francisco, further demonstrating its commitment to bringing personalized, concierge banking services to the San Francisco Bay Area. The approximately 4,000-square-foot, full-service office is located at 345 California Street, Suite 2875 in San Francisco’s Financial District and will accommodate a seasoned team of banking professionals who provide a full suite of treasury products and services, usually available only through large national and global banks, to meet client banking needs and help protect them from fraud. On September 25, Five Star Bank will host an invitation-only grand-opening reception to celebrate its new office with clients, city officials, business and community leaders and media. “This office opening is the capstone of a series of initiatives including hiring 22 Bay Area banking professionals since 2023. We are very pleased to bring our client-focused, concierge banking services to the San Francisco Bay Area. Our full-service office is open for business and we look forward to welcoming clients for in-person discussions to help them achieve their business goals,” said Five Star Bank President and Chief Executive Officer James Beckwith. “Five Star Bank provides direct access to banking experts in the commercial, nonprofit and venture banking industries, and beyond. There is no substitute for in-person conversations and connectivity, the hallmarks of doing business with Five Star. Five Star’s commitment to the San Francisco Bay Area marks the return of high-tech, high-touch concierge banking and our new San Francisco office serves as a bridge to advancing existing client relationships and developing new relationships as we continue to build our presence and our business in the Bay Area,” said Five Star Bank’s San Francisco Bay Area President DJ Kurtze.

Five Star Bank’s 28th floor San Francisco office features a spacious, open floor plan with abundant natural light and beautiful views of San Francisco and the San Francisco Bay in all directions. IN:SITE Design Build Associates, Inc., provided the office design and renderings, with general contracting services by GCI Contractors and office furniture from CRI, San Francisco. Five Star Bank is a highly respected and trusted banking partner that has earned numerous awards and recognition:  The 2024 Greater Sacramento Economic Council’s Sustainability Award recognizing Five Star Bank’s support of industry growth in the Greater Sacramento region  2023 Raymond James Community Bankers Cup  2023 Piper Sandler’s Sm-All Stars  2023 Independent Banker Top Commercial Banks with More than $1 billion in assets (ranking number 6 in the nation)  The S&P Global Market Intelligence 2023 Top 50 Best-Performing Community Banks in the nation, ranking number 20 (banks with assets between $3 billion and $10 billion)  2024 Bank Director Magazine (RankingBanking), The Best U.S. Banks with assets less than $5 billion, ranking number 5 About Five Star Bancorp Five Star Bancorp is a bank holding company headquartered in Rancho Cordova, California. Five Star operates through its wholly owned banking subsidiary, Five Star Bank. The bank has eight branches in Northern California. For more information visit https://www.fivestarbank.com. Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections, and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results, and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements, and are typically identified with words such as “may”, “could”, “should”, “will”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “aim”, “intend”, “plan” or words or phases of similar meaning. The Company cautions that the forward- looking statements are based largely on the Company’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties, which change over time, and other factors, which could cause actual results to differ materially from those currently anticipated. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. If one or more of the factors affecting the Company’s forward-looking information and statements proves incorrect, then the Company’s actual results, performance, or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained in this press release. Therefore, the Company cautions you not to place undue reliance on the Company’s forward-looking information and statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, in each case under the section entitled “Risk Factors,” and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company disclaims any duty to revise or update the forward-looking statements, whether written or oral, to reflect actual results or changes in the factors affecting the forward-looking statements, except as specifically required by law. Investor Contact: Heather C. Luck, Chief Financial Officer Five Star Bancorp (916) 626-5008 hluck@fivestarbank.com Media Contact: Shelley R. Wetton, Chief Marketing Officer Five Star Bancorp (916) 284-7827 swetton@fivestarbank.com